Exhibit 10.2

EXHIBIT B

MUTUAL

RELEASE

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MUTUAL WAIVER AND RELEASE OF CLAIMS

This Mutual Waiver and Release of Claims (this “Release”) is made as of this day of January, 2018 (the “Effective Date”) by Legacy Education Alliance Holdings, Inc. (as successor in interest to Tigrent, Inc.) (“Licensee”), Anthony Humpage and James May (Licensee, Anthony Humpage and James May are collectively referred to as the, “Licensee Parties”), on the one hand, and Rich Dad Operating Company, LLC (“Licensor”), Robert Kiyosaki, Kim Kiyosaki, Michael Sullivan, and Shane Caniglia (Licensor, Robert Kiyosaki, Kim Kiyosaki, Michael Sullivan and Shane Caniglia are collectively referred to as the “Licensor Parties”). The Licensee Parties and Licensor Parties are collectively referred to as the “Parties”.

WHEREAS, Licensor and Licensee, as successor to Tigrent Inc., entered into that certain Rich Dad Operating Company, LLC License Agreement, dated September 1, 2013, as amended by that certain First Amendment to Rich Dad Operating Company, LLC Operating Agreement, dated April 22, 2014 (collectively, the “License Agreement”), pursuant to which Licensee was granted the right to utilize and commercialize certain intellectual property owned by Licensor and its affiliates; and

WHEREAS, the Parties desire to mutually release each other from any all claims and liabilities pursuant to the terms and conditions of this Release.

NOW, THEREFORE, in consideration of the mutual obligations contained herein, and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and intending to be legally bound, the Parties hereby agree as follows:

1. Release.

(a) By Licensee Parties: Effective upon the full execution of the Second Amendment to Rich Dad Operating Company, LLC License Agreement (“Second Amendment”), the Licensee Parties, and each of their respective affiliates, parents, divisions, successors, assigns, predecessors and heirs, and all persons or firms claiming by, through, under, or on behalf of any or all of them (the “Licensee Release Parties”), hereby release, acquit and forever discharge the Licensor Parties, and each of their respective owners, officers, employees, representatives, affiliates, parents, subsidiaries, divisions, successors, assigns, spouses, predecessors and heirs, from any and all claims, liabilities, damages, expenses, actions or causes of action which any of the Licensee Release Parties may now have or has ever had, whether known or unknown, past or present, absolute or contingent, suspected or unsuspected, of any nature whatsoever, directly or indirectly arising out of or relating to the execution, performance and/or breach of the License Agreement or the offer, sale or acceptance of the licensed rights related thereto (including, but not limited to any disclosures and representations made in connection therewith), including any ongoing breach that is in existence as of the date of this Release and that remains uncured following the execution of this Release (“Licensee Released Claims”). Licensee Released Claims are limited to Claims which exist as of the date of execution of this Release and/or Claims that are based on existing circumstances that would mature into Claims with the passage of time. Licensee Released Claims do not include Claims that may arise under the Second Amendment following the execution of this Release.

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(b) By Licensor: Effective upon the full execution of the Second Amendment, the Licensor Parties, and each of their respective affiliates, parents, divisions, successors, assigns, predecessors and heirs, and all persons or firms claiming by, through, under, or on behalf of any or all of them (the “Licensor Release Parties”), hereby release, acquit and forever discharge the Licensee Parties, and each of their respective owners, officers, employees, representatives, affiliates, parents, subsidiaries, divisions, successors, assigns, spouses, predecessors and heirs, from any and all claims, liabilities, damages, expenses, actions or causes of action which the Licensor Release Parties may now have or has ever had, whether known or unknown, past or present, absolute or contingent, suspected or unsuspected, of any nature whatsoever, directly or indirectly arising out of or relating to the execution, performance and/or breach of the License Agreement or the offer, sale or acceptance of the licensed rights related thereto (including, but not limited to, any disclosures and representations made in connection therewith), including any ongoing breach that is in existence as of the date of this Release and that remains uncured following the execution of this Release (“Licensor Released Claims”). Licensor Released Claims are limited to Claims which exist as of the date of execution of this Release and/or Claims that are based on existing circumstances that would mature into Claims with the passage of time. Licensor Released Claims do not include Claims that may arise under the Second Amendment following the execution of this Release.

(c) Nondisparagement. Each of the Licensee Parties expressly covenants and agrees not to make any false representation of facts, or to defame, disparage, discredit or deprecate any of the Licensor Parties or otherwise communicate with any person or entity in a manner intending to damage any of the Licensor Parties, the business conducted by any of the Licensor Parties or the reputation of any of the Licensor Parties. Each of the Licensor Parties expressly covenants and agrees not to make any false representation of facts, or to defame, disparage, discredit or deprecate any of the Licensee Parties or otherwise communicate with any person or entity in a manner intending to damage any of the Licensee Parties, the business conducted by any of the Licensee Parties or the reputation of any of the Licensee Parties. For purposes of clarity, the obligations in this Section apply to all methods of communications, including the making of statements or representations through direct verbal or written communication as well as the making of statements or representations on the Internet, through social media sites or through any other verbal, digital or electronic method of communication. The obligations in this Section also prohibit the parties from indirectly violating this Section by influencing or encouraging third parties to engage in activities that would constitute a violation of this Section if conducted directly by a Licensee Party or Licensor Party.

2. Representations and Warranties.

(a) By Licensee Parties: Each of the Licensee Parties represents and warrants that: (i) each of the Licensee Parties are duly authorized to execute this Release and perform their obligations hereunder; (ii) neither Licensee nor any of the other Licensee Parties has assigned, transferred or conveyed, either voluntarily or by operation of law, any of their rights or claims against any of the Licensor Parties or any of the rights, claims or obligations being released hereunder; (iii) the Licensee Parties have not and shall not (a) institute or cause to be instituted against any of the Licensor Release Parties any legal proceeding of any kind, including the filing of any claim or complaint with any state or federal court or regulatory agency, alleging any violation of common law, statute, regulation or public policy premised upon any legal theory or claim whatsoever relating to the matters released in this Release or (b) make any verbal, written or other communication with the intent to damage or adversely impact any Licensor Release Party’s reputation or goodwill; and (iv) no predecessor or affiliated company or affiliated person of Licensee holds any claims against any of the Licensor Parties of the type being released under this Release.

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(b) By Licensor Parties: Each of the Licensor Parties represents and warrants that: (i) each of the Licensor Parties is duly authorized to execute this Release and perform their obligations hereunder; (ii) neither Licensor nor any of the other Licensor Parties has assigned, transferred or conveyed, either voluntarily or by operation of law, any of its rights or claims against any of the Licensee Parties or any of the rights, claims or obligations being released hereunder; (iii) the Licensor Parties have not and shall not (a) institute or cause to be instituted against any of the Licensee Release Parties any legal proceeding of any kind, including the filing of any claim or complaint with any state or federal court or regulatory agency, alleging any violation of common law, statute, regulation or public policy premised upon any legal theory or claim whatsoever relating to the matters released in this Release or (b) make any verbal, written or other communication with the intent to damage or adversely impact any Licensee Release Party’s reputation or goodwill; and (iv) no predecessor or affiliated company or affiliated person of Licensor holds any claims against any of the Licensee Parties of the type being released under this Release.

3. Miscellaneous.

(a) The Parties agree that each has read and fully understands this Release and that the opportunity has been afforded to each Party to discuss the terms and contents of said Release with legal counsel and/or that such a discussion with legal counsel has occurred.

(b) This Release shall be construed and governed by the laws of the State of Arizona.

(c) In the event that it shall be necessary for any Party to institute legal action to enforce, or for the breach of, any of the terms and conditions or provisions of this Release, the prevailing Party in such action shall be entitled to recover all of its reasonable costs and attorneys’ fees.

(d) All of the provisions of this Release shall be binding upon and inure to the benefit of the Parties and their respective current and future directors, officers, partners, attorneys, agents, employees, shareholders and the spouses of such individuals, successors, affiliates, and assigns.

(e) This Release contains the entire agreement and understanding between the Parties with respect to the subject matter hereof and supersedes and is in lieu of all prior and contemporaneous agreements, understandings, inducements and conditions, expressed or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof. This Release may not be modified except in a writing signed by each of the Parties.

(f) If one or more of the provisions of this Release shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect or impair any other provision of this Release, but this Release shall be construed as if such invalid, illegal or unenforceable provision had not been contained herein.

(g) The Parties agree to do such further acts and things and to execute and deliver such additional agreements and instruments as any Party may reasonably require to consummate, evidence, or confirm the transactions contemplated hereby.

(h) This Release may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute but one document.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Parties have executed this Release as of the date first written above.

LICENSEE:

Legacy Education Alliance Holdings, Inc.

By:	/s/ James E. May
Name:	James E. may
Its:	Executive Vice President

STATE OF                                 )

                                                     ) ss.

County of                                   )

SUBSCRIBED AND SWORN to before me this           day of                          , 2018 by                                                         .

Notary Public
My Commission Expires:

ANTHONY HUMPAGE:

/s/ Anthony Humpage
Name:	Anthony Humpage

STATE OF                                 )

                                                     ) ss.

County of                                   )

SUBSCRIBED AND SWORN to before me this          day of                        , 2018, by Anthony Humpage.

Notary Public
My Commission Expires:

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JAMES MAY:

/s/ James E. May
Name: JAMES MAY

STATE OF                                 )

                                                     ) ss.

County of                                   )

SUBSCRIBED AND SWORN to before me this        day of            , 2018, by James May.

Notary Public
My Commission Expires:

LICENSOR:

Rich Dad Operating Company, LLC

By:	s/ Michael R. Sullivan
Name:	Michael R. Sullivan
Its:	Chief Executive Officer

STATE OF                                 )

                                                     ) ss.

County of                                   )

SUBSCRIBED AND SWORN to before me this       day of            , 2018 by                 .

Notary Public
My Commission Expires:

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ROBERT KIYOSAKI:

/s/ Robert Kiyosaki
Name: Robert Kiyosaki

STATE OF                                 )

                                                     ) ss.

County of                                   )

SUBSCRIBED AND SWORN to before me this      day of            , 2018, by Robert Kiyosaki.

Notary Public
My Commission Expires:

KIM KIYOSAKI:

/s/ Kim Kiyosaki
Name: Kim Kiyosaki

STATE OF                                 )

                                                     ) ss.

County of                                   )

SUBSCRIBED AND SWORN to before me this       day of            , 2018, by Kim Kiyosaki.

Notary Public
My Commission Expires:

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MICHAEL SULLIVAN

/s/ Michael Sullivan
Name: Michael Sullivan

STATE OF                                 )

                                                     ) ss.

County of                                   )

SUBSCRIBED AND SWORN to before me this        day of             , 2018, by Michael Sullivan.

Notary Public
My Commission Expires:

SHANE CANIGLIA

/s/ Shane Caniglia
Name: Shane Caniglia

STATE OF                                 )

                                                     ) ss.

County of                                   )

SUBSCRIBED AND SWORN to before me this       day of             , 2018, by Shane Caniglia.

Notary Public
My Commission Expires:

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